Exhibit 10.1

SECOND AMENDMENT TO SHAREHOLDERS AGREEMENT

This SECOND AMENDMENT, dated and effective as of July 2, 2015 (this “Amendment”), to that certain Shareholders Agreement, dated as of January 28, 2014, by and among Santander Consumer USA Holdings Inc. (the “Company”), Santander Holdings USA, Inc., DDFS LLC, Thomas G. Dundon, Sponsor Auto Finance Holdings Series LP, and, solely for the certain sections set forth therein, Banco Santander, S.A., as amended by the First Amendment, dated as of May 20, 2015 (the “Shareholders Agreement”), is entered into by and between the parties set forth on the signature page to this Amendment (each (other than the Company), a “Shareholder” and, collectively, the “Shareholders”) and the Company. All capitalized terms that are not otherwise defined herein shall have the meaning set forth in the Shareholders Agreement.

WHEREAS, in connection with that certain Separation Agreement, dated July 2, 2015, by and among Santander Consumer USA Holdings, Inc., Santander Consumer USA Inc., Banco Santander, S.A., Santander Holdings USA, Inc., DDFS LLC, and Thomas G. Dundon (the “Letter”), certain of the shareholders agreed to receive the certain rights and undertake certain obligations in connection with, among other things, the Shareholders Agreement;

WHEREAS, the Shareholders and the Company now wish to amend the Shareholders Agreement as set forth herein;

WHEREAS, prior to the date hereof, the Company’s Board of Directors has authorized by resolution the Company’s execution, delivery and performance of this Amendment;

WHEREAS, Section 8.1 of the Shareholders Agreement provides that the provisions of the Shareholders Agreement may not be amended without the prior written consent of the Company and the Shareholders; and

NOW THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.	Amendment to Section 1.1. To be effective as of the date required bank regulatory approvals, if any, for such amendment are obtained, Section 1.1 of the Shareholders Agreement is amended by deleting in its entirety the existing definition of the term “Average Stock Price” and substituting, in lieu thereof, the following:

means $26.83, which represents the highest intraday trading stock price for the Common Stock during each of the ten consecutive complete Trading Days ending on (and including) the day that is the Trading Day immediately prior to the date of the Employment Put Option Notice, the date of the Employment Call Option Notice, the date of the Loan Call Option Notice or any other date of determination, as applicable.

2.	Amendment to Section 2.1(a). Effective as of the date of this Amendment, Section 2.1(a) of the Shareholders Agreement is amended by adding at the beginning of such section the following phrase:

“Except to the extent not consistent with the terms of that certain Separation Agreement, dated July 2, 2015, by an among Santander Consumer USA Holdings, Inc., Santander Consumer USA Inc., Banco Santander, S.A., Santander Holdings USA, Inc., and Thomas G. Dundon (in which case, the terms of such Separation Agreement shall control),” …

3.	Amendment to Section 2.1(b). Effective as of the date of this Amendment, Section 2.1(b) of the Shareholders Agreement is amended by deleting in its entirety the existing section and substituting, in lieu thereof, the following:

(b)	“[Intentionally left blank.]”

4.	Amendment to Section 3.2. Effective as of the date of this Amendment, Section 3.2 of the Shareholders Agreement is amended by deleting in its entirety the existing section and substituting, in lieu thereof, the following:

3.2	“[Intentionally left blank.]”

5.	Other Amendments. In the event of any inconsistency between this Amendment and the Letter, the Letter will control.

6.	Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entire within such state, without regard to the conflicts of law principles of such state.

7.	Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The Shareholder and the Company hereby acknowledge and agree that signatures delivered by facsimile or electronic means (including by “pdf”) shall be deemed effective for all purposes.

8.	No Other Amendment. Except as expressly amended hereby, the Shareholders Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

SANTANDER CONSUMER USA HOLDINGS INC.

By:	/s/ Eldridge A. Burns, Jr.
Name: Eldridge A. Burns, Jr.
Title: Chief Legal Officer/Secretary

SANTANDER HOLDINGS USA, INC.

By:	/s/ Scott E. Powell
Name: Scott E. Powell
Title: Chief Executive Officer

BANCO SANTANDER, S.A.

By:	/s/ José Antonio Alvarez
Name: José Antonio Alvarez
Title: Chief Executive Officer

[Signature Page to Second Amendment to Shareholders Agreement]

DDFS LLC

By:	/s/ Thomas G. Dundon
	Name:	Thomas G. Dundon
	Title:	Chief Executive Officer

[Signature Page to Second Amendment to Shareholders Agreement]